UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 6, 2014

CELLDEX THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-15006	13-3191702
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Perryville III Building, 53 Frontage Road, Suite 220,
Hampton, New Jersey 08827

(Address of principal executive offices) (Zip Code)

(908) 200-7500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.             Other Events.

In connection with the issuance of shares of common stock to Biosyn Corporation (“Biosyn”) pursuant to the third amended and restated supply agreement between Celldex Therapeutics, Inc. (the “Company”) and Biosyn, the Company filed a prospectus supplement to its automatic shelf registration statement on Form S-3 (File No. 333-192640) on November 6, 2014 covering the resale of up to 76,086 shares (the “Shares”) of the Company’s common stock.  In connection with the resale of the Shares, the Company is filing the opinion of Lowenstein Sandler LLP relating to the legality of the Shares as Exhibit 5.1 hereto.

Item 9.01              Financial Statements and Exhibits.

(d)

Exhibit No.	Description.

5.1	Opinion of Lowenstein Sandler LLP

23.1	Consent of Lowenstein Sandler LLP (included in the opinion of Lowenstein Sandler LLP filed as Exhibit 5.1 hereto).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELLDEX THERAPEUTICS, INC.

Date: November 6, 2014	By:	/s/ Avery W. Catlin
Avery W. Catlin
Title: Senior Vice President and Chief Financial Officer